Exhibit 99-B.10: Consent of Independent Auditors

Consent of Independent Auditors

The Board of Directors of ING Life Insurance and Annuity Company and
Subsidiaries and the Contractholders of Variable Life Account C

We consent to the use of our reports dated January 31, 2002, with respect to the consolidated financial statements and schedules of ING Life Insurance and Annuity Company and Subsidiaries (formerly Aetna Life Insurance and Annuity Company and Subsidiaries and hereafter referred to as ILIAC) and February 8, 2002, with respect to the financial statements of ILIAC Variable Life Account C for the year ended December 31, 2001, incorporated by reference into Post-Effective Amendment No. 32 to the Registration Statement (Form N-4 No. 33-75962) of ILIAC Variable Account C.

/s/ Ernst & Young LLP

Hartford, Connecticut

November 12, 2002

Consent of Independent Auditors

The Board of Directors of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and
Contract Owners of Variable Annuity Account C:

We consent to the incorporation by reference in Post-Effective Amendment No.32 to Registration Statement (File No. 33-75962) on Form N-4 of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), of our reports dated February 2, 2001, relating to the statement of changes in net assets of Variable Annuity Account C for the year ending December 31, 2000 and our report dated March 27, 2001, relating to the consolidated balance sheet as of December 31, 2000 and the consolidated statements of income, changes in shareholder's equity, and cash flows for the period from December 1, 2000 to December 31, 2000 ("Successor Company"), and for the period from January 1, 2000 to November 30, 2000 and the year ended December 31, 1999 ("Preacquisition Company"), and all related schedules, which reports appear in the December 31, 2001, annual report on Form 10-K of the Company. Our reports refer to the acquisition, effective November 30, 2000, by ING America Insurance Holdings Inc. of all of the outstanding stock of Aetna Inc., Aetna Life Insurance and Annuity Company's indirect parent and sole shareholder in a business combination accounted for as a purchase. As a result of the acquisition, the financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

/s/ KPMG LLP

Hartford, Connecticut
November 15, 2002